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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ________________________

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                            ________________________



         Date of Report (Date of Earliest Event Reported): May 24, 2004

                             BARNEYS NEW YORK, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


              0-26229                                  13-4040818
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      (Commission File Number)                   (I.R.S. Employer
                                                 Identification No.)

        575 FIFTH AVENUE
        NEW YORK, NEW YORK                                  10017
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(Address of Principal Executive offices)                  (Zip Code)

                                 (212) 339-7300
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               (Registrant's Telephone Number, Including Area Code

                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)

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
ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

           The information set forth in the press release issued by Barneys New York, Inc. announcing results for the quarter ended May 1, 2004, attached hereto as Exhibit 99.1, is incorporated herein by reference.







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
                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            BARNEYS NEW YORK, INC.


Date:    May 24, 2004                       By:  /s/ Steven M. Feldman
                                                --------------------------------
                                                Steven M. Feldman
                                                Executive Vice President and
                                                Chief Financial Officer






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
                                  EXHIBIT INDEX

Exhibit No.         Exhibit
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99.1                Press release of Barneys New York, Inc. dated May 24, 2004.








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